UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 17, 2021

NIGHTDRAGON ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40108	85-4249052
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Second Street, Suite 1275 San Francisco, California	94105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 306-7780

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
SCALE units, each consisting of one share of Class A common stock, $0.00001 par value, and one-fifth of one redeemable warrant	NDACU	The Nasdaq Stock Market LLC
Shares of Class A common stock included as part of the SCALE units	NDAC	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the SCALE units	NDACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.02	Non-Reliance on Previously Issued Financial Statement and Related Audit Report.

On April 12, 2021, the staff (the “Staff”) of the Securities and Exchange Commission (the “SEC”) issued a statement titled “Staff Statement on Accounting and Reporting Considerations for Warrants issued by Special Purpose Acquisition Companies” (“SPACs”) (the “Statement”). In the Statement, the Staff expressed its view that certain terms and conditions typically included in SPAC warrants may require the warrants to be classified as liabilities on the SPAC’s balance sheet as opposed to equity.

At issuance on March 4, 2021, the outstanding warrants (“Warrants”) to purchase shares of Class A common stock of NightDragon Acquisition Corp. (the “Company”) were accounted for as equity within the Company’s balance sheet, and, after discussion and evaluation, including with the Company’s independent registered public accounting firm, Marcum LLP, (“Marcum”), the Company has concluded that its Warrants should be presented as liabilities as of the IPO date reported, at fair value, with subsequent fair value changes to be recorded in its financial statements at each reporting period.

On May 17, 2021, the Audit Committee of the Board of Directors of the Company concluded, after discussion with the Company’s management, that the Company’s audited balance sheet as of March 4, 2021 filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the SEC on March 10, 2021 (the “Form 8-K”) should no longer be relied upon due to changes required to reclassify the Warrants as liabilities to align with the Statement. The Company plans to reflect this reclassification of the Warrants in its upcoming Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2021, to be filed with the SEC.

The Company does not expect any of the above changes will have any impact on its cash position and cash held in the trust account.

In addition, the audit report of Marcum included in the Company’s Form 8-K filed on March 10, 2021 should no longer be relied upon.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 17, 2021	NIGHTDRAGON ACQUISITION CORP.

	By:	/s/ Steve Simonian
	Name:	Steve Simonian
	Title:	Chief Financial Officer